Exhibit 10.44

FIRST AMENDMENT TO OPTION AND LICENSE AGREEMENT

This First Amendment to Option and License Agreement (the “Amendment”), effective as of July 31, 2022 (the “First Amendment Effective Date”) by and between GigaGen, Inc., a Delaware corporation having a place of business at 1 Tower Place, Suite 750, South San Francisco, CA 94080 (“GigaGen”) and Kineta, Inc., a Washington corporation having a place of business at 219 Terry Avenue North, Suite 300, Seattle, WA 98109 (“Kineta”), amends that certain Option and License Agreement, dated June 9, 2021 by and between GigaGen and Kineta (the “Agreement”).  Each of GigaGen and Kineta shall be referred to herein individually as a “Party” and collectively as the “Parties”.  Capitalized terms not defined herein shall have the same meanings as set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the Parties hereby agree as follows:

1.
Section 1.49 of the Agreement is hereby amended by deleting in its entirety and replacing it with the following:

“Option Term” means the period commencing on the Effective Date and ending on December 31, 2022.

2.
Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

3.
This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

[signature page follows]

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Amendment as of the First Amendment Effective Date.

GIGAGEN, INC.		KINETA, INC.

Signature:	/s/ Carter Keller	Signature:	/s/ Craig W. Philips

Name:	Carter Keller	Name:	Craig W. Philips

Title:	CEO	Title:	President, KINETA INC

Date:	8/4/2022	Date:	8/5/2022